UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3 Easton Oval, Suite 500                 Columbus, OH 43219
(Address of principal executive offices)                (Zip Code)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01	MHO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 29, 2020, M/I Financial, LLC (“M/I Financial”), a wholly-owned subsidiary of M/I Homes, Inc., entered into an Amendment (the “Fourth Amendment”) to the Mortgage Warehousing Agreement dated June 24, 2016, as amended, among M/I Financial, as borrower, the lenders party thereto, and Comerica Bank, as administrative agent (the “MIF Mortgage Warehousing Agreement”). The MIF Warehousing Agreement is used to finance eligible mortgage loans originated by M/I Financial.

The Fourth Amendment, among other things, extends the maturity date from June 19, 2020 to May 28, 2021, increases the floor to 1.0% with respect to the LIBOR rate and implements a Base Rate floor of 2%, allows the maximum amount of borrowing availability to be increased from $160 million to $185 million during the period from November 16, 2020 through February 5, 2021, adds a provision to allow for the replacement of LIBOR in the calculation of the rate upon certain circumstances, and adjusts the Tangible Net Worth definition with regard to the value of servicing rights. The other material terms of the MIF Mortgage Warehousing Agreement remain unchanged.

A copy of the Fourth Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.

Exhibit No.	Description of Exhibit

10.1
Fourth Amendment to Second Amended and Restated Mortgage Warehousing Agreement, dated May 29, 2020, by and among M/I Financial, LLC, as borrower, the lenders party thereto and Comerica Bank, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).*

*Submitted electronically with this Report in accordance with the provisions of Regulation S-T.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 1, 2020

M/I Homes, Inc.

By:	/s/ Ann Marie W. Hunker
Ann Marie W. Hunker
Vice President, Controller and Chief Accounting Officer